UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934

                                 September 19, 2006
                Date of Report (Date of earliest event reported)

                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

                              ---------------------

         Delaware                    333-92383                06-1397316
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)
                              ---------------------

                             251 Ballardvale Street
                         Wilmington, Massachusetts 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  Results of Operations and Financial Condition

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 19, 2006, Charles River Laboratories International, Inc. issued information on its Web site at http://ir.criver.com under "Financial Reconciliations" that contains financial results for the quarters ended March 26, 2005, June 26, 2005, and September 24, 2005 and for the quarter and fiscal year ended December 31, 2005, that have been reclassified to reflect the Company's sale of its Clinical Phase II-IV business and decision to close its Interventional and Surgical Services business in the second quarter of 2006, which are now reported as discontinued operations.



ITEM 9.01.  Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1 Financial Results of Charles River Laboratories International, Inc. for the quarters ended March 26, 2005, June 26, 2005, and September 24, 2005 and for the quarter and fiscal year ended December 31, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHARLES RIVER LABORATORIES
                                 INTERNATIONAL, INC.

Dated: September 19, 2006

                                 By: /s/ Joanne P. Acford
                                     -------------------------------------------
                                         Joanne P. Acford, Corporate Senior Vice
                                         President, General Counsel and
                                         Corporate Secretary

                                  Exhibit Index


Exhibit No.       Description
-----------       -----------

99.1 Financial Results of Charles River Laboratories International, Inc. for the quarters ended March 26, 2005, June 26, 2005, and September 24, 2005 and for the quarter and fiscal year ended December 31, 2005.